 EXHIBIT 99.1

SIGAL CONSULTING, LLC

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

FOR THE PERIOD AUGUST 16, 2013 (DATE OF

INCEPTION) TO DECEMBER 31, 2013

INDEPENDENT AUDITOR'S REPORT 1-2

FINANCIAL STATEMENTS

BALANCE SHEET 4

STATEMENT OF INCOME AND MEMBERS' CAPITAL 5

STATEMENT OF CASH FLOWS 6

NOTES TO THE FINANCIAL STATEMENTS 7

(1)

KESNER, GODES & MORRISSEY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

15 PACELLA PARK DRIVE -SUITE 200

RANDOLPH, MA 02368

TEL (781) 961-2900 FAX (781) 961-2927

INDEPENDENT AUDITOR'S REPORT

To the Members

of Sigal Consulting, LLC

Newton, Massachusetts

Report on the Financial Statements

We have audited the accompanying financial statements of Sigal Consulting, LLC (a Massachusetts Partnership) which comprise the balance sheet as of December 31, 2013 and the related statements of income and members' capital, and cash flows for the period August 16, 2013 (date of inception) to December 31, 2013, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(2)

KESNER, GODES & MORRISSEY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

15 PACELLA PARK DRIVE -SUITE 200

RANDOLPH, MA 02368

TEL (781) 961-2900 FAX (781) 961-2927

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sigal Consulting, LLC as of December 31, 2013, and the results of its income and cash flows for the period August 16, 2013 (date of inception) to December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

 /s/ Randolph, Massachusetts

Randolph, Massachusetts

June 11, 2014

(3)

SIGAL CONSULTING LLC
BALANCE SHEET
DECEMBER 31, 2013

ASSETS
Current Assets
Cash	$11,449
Advance to Client	500,000
Due from affiliate	5,600
Due from client	100
Total Current Assets	517,149

Other Assets
Deposits	20,000
Total Other Assets	20,000

TOTAL ASSETS	$537,149

Current Liabilities
Accounts Payables	$46,230
Accrued interest	4,167
Note payable	500,000
Total Current Liabilities	550,397

Other Liabilities
Due to members	90,000
Total Other Liabilities	90,000

Total Liabilities	640,397

Stockholders' (Deficit)

Members capital	(103,248)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$537,149

See accompanying notes to the financial statements

(4)

t
STATEMENT OF INCOME AND MEMBERS’ CAPITAL
FOR THE PERIOD AUGUST 16, 2013 (DATE OF INCEPTION) TO DECEMBER 31, 2013

INCOME
Consulting income	$109,000
109,000

EXPENSES
Background checks	291
Consulting fees	5,000
Due and subscriptions	166
Filing fees	6,000
Interest expenses	5,556
Legal and professional fees	79,339
Non refundable application fee	90,000
Supplies	396
Travel expense	500
Writers	25,000
212,248

NET LOSS	(103,248)

MEMBERS' CAPITAL, August 16, 2013	—

MEMBERS' CAPITAL, December 31, 2013	$(103,248)

See accompanying notes to the financial statements

(5)

SIGAL CONSULTING LLC
STATEMENT OF CASH FLOWS
FOR THE PERIOD AUGUST 16, 2013 (DATE OF INCEPTION) TO DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(103,248)
Adjustments to reconcile net loss to net cash used for operating activities
Changes in
Advance to client	(500,000)
Due from affiliate	(5,600)
due fro client	(100)
Deposits	(20,000)
Accounts payable	46,230
Accrued interest	4,167
TOTAL ADJUSTMENTS	(475,303)

NET CASH USED BY OPERATING ACTIVITIES	(578,551)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from members	90,000
Proceeds from note payable	500,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	590,000

NET INCREASE IN CASH	11,449

CASH, BEGINNING OF PERIOD	—

CASH, END OF PERIOD	$11,449

SUPPLEMENTAL DISCLOSURES
interest paid	$1,389

See accompanying notes to the financial statements

(6)

SIGAL CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD AUGUST 16, 2013 (DATE OF INCEPTION) TO DECEMBER 31, 2013

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sigal Consulting, LLC (the Partnership) was organized under the state laws of Massachusetts on August 16, 2013. The limited liability company's general character of business is to render consulting services to individuals and companies seeking to apply for a license to operate a medical marijuana dispensary in Massachusetts. The company has a regular place of business at 26 Ossipee Road, Newton, MA.

The limited liability company is recognized as a partnership for federal tax purposes. The earnings and losses are passed through to the members each year and as an entity has no federal income tax liability, therefore no provision for federal income taxes is presented in these financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	CASH AND CASH EQUIVALENTS

At December 31, 2013, cash and cash equivalents include cash on hand, demand deposits with banks and all highly liquid investments with original maturities of three months or less.

For the purpose of preparing the statement of cash flows, the Partnership considers all cash accounts which are not subject to withdrawal restrictions or penalties, and short-term instruments purchased with a maturity of three months or less to be cash and cash equivalents.

3.	CONCENTRATIONS OF CREDIT RISK

Financial instruments, which potentially subject the Partnership to credit risk, consist principally of cash in demand accounts. The Partnership may be subject to credit risk to its cash and cash equivalent investments, which are placed with high credit-quality financial institutions. From time to time, the Partnership may have amounts on deposit in excess of the FDIC limits. Management believes that the Partnership is not exposed to any significant credit risk on cash and cash equivalents. As of December 31, 2013, the Partnership did not have cash and cash equivalents in excess of the FDIC limits. The Partnership has not experienced any losses on its cash equivalents.

The Partnership provides consulting services. The terms of the contracts generally require a sum deposit plus basic contractual payments at the beginning of each month. Credit risk associated with the contract agreements is limited to the amount of contract receivable.

(7)

FOR THE PERIOD AUGUST 16, 2013 (DATE OF INCEPTION) TO DECEMBER 31, 2013

4.	NOTE PAYABLE

Note payable as of December 31, 2013 consisted of the following:

21st Century and Bruce Levine - interest at 10.0% per annum.

Monthly payments of interest only to lender.                              $500,000

Future maturities of the note payable is as follows

2014           $500,000

5.	RELATED PARTY TRANSACTIONS

At times, the members make advances to and from the Partnership and other related entities. These advances are considered short term temporary advances and no interest is paid or accrued on these advances. The balance in due from affiliated entities was $5,600 and due to members' was $90,000 at December 31, 2013.

On November 20, 2013, Sigal Consulting LLC borrowed $500,000 from a related party. The interest is payable on December 1, 2013, and on the first day of each succeeding calendar month until the note is paid in full, and interest rate is a fixed rate equal to ten percent (10.0%) per annum.

The loan proceeds were advanced to a client's account and were repaid in full on February 2, 2014.

(8)

FOR THE PERIOD AUGUST 16, 2013 (DATE OF INCEPTION) TO DECEMBER 31, 2013

6.	TAX POSITIONS AND FILING

The Partnership adopted Topic 740 of the FASB Accounting Standards Codification (ASC) relating to accounting for uncertainty in income taxes. As required by this topic, Management of the Partnership has evaluated its tax positions, applying a "More Likely Than Not" standard, and believes that there would be no material changes to the results of its operations or financial position as a result of an audit by the applicable taxing authorities, federal or state(s). The Partnership has filed all of its known and required returns in a timely manner including as permitted, allowed extensions. The income tax returns of the Partnership are subject to examination by the IRS and the state(s) for three years after they are filed.

7.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through June 11, 2014, the date on which the financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosures in these financial statements.